FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 22, 1999

                 Date of Earliest Event Reported: June 30, 1999


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

               VIRGINIA                                 54-1387365
    (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

ITEM 5: OTHER EVENTS

On July 21, 1999, Dollar Tree issued a press release, Exhibit 99.1, regarding its second quarter earnings.

Dollar Tree Stores, Inc., completed its merger with the operator of 24 ONLY $ONE stores on June 30, 1999. This transaction was accounted for as a pooling-of-interests. Accordingly, all prior period financial data has been restated on a combined basis. The following information, attached as Exhibit 99.2, is being provided to investors to assist them in their financial analyses of the combined Company.


SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: July 22, 1999


                            DOLLAR TREE STORES, INC.



                           By: /s/ Frederick C. Coble
                               ---------------------------------------------
                               Frederick C. Coble
                               Senior Vice President, CFO